SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 3, 2003

Merrill Lynch & Co., Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7182	13-2740599

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York  10080

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (212) 449-1000

(Former name or former address, if changed since last report.)

Item 5.    Other Events

Exhibits are filed herewith in connection with the Registration Statements on Form S-3 (File Nos. 333-97937 and 333-105098) filed by Merrill Lynch & Co., Inc. (the “Company”) with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank (as so amended, the “Indenture”). The Company will issue $26,550,000 aggregate principal amount of Currency Notes Linked to the Norwegian Krone/Swiss Franc Exchange Rate due January 4, 2005 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

EXHIBITS

(4)		Instruments defining the rights of security holders, including indentures.

Form of Merrill Lynch & Co., Inc.’s Currency Notes Linked to the Norwegian Krone/Swiss Franc Exchange Rate due January 4, 2005.

(5	) & (23)	Opinion re: legality; consent of counsel.

Opinion of Sidley Austin Brown & Wood LLP relating to the Currency Notes Linked to the Norwegian Krone/Swiss Franc Exchange Rate due January 4, 2005 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.’s Registration Statements relating to such Securities).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC.
(Registrant)

By:	/S/ JOHN C. STOMBER

John C. Stomber Senior Vice President and Treasurer

Date:  July 3, 2003

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

MERRILL LYNCH & CO., INC.

EXHIBITS TO CURRENT REPORT ON

FORM 8-K DATED JULY 3, 2003

Commission File Number 1-7182

Exhibit Index

Exhibit No.	Description	Page

(4)	Instruments defining the rights of security holders, including indentures.

Form of Merrill Lynch & Co., Inc.’s Currency Notes Linked to the Norwegian Krone/Swiss Franc Exchange Rate due January 4, 2005.

(5) & (23)	Opinion re: legality; consent of counsel.

Opinion of Sidley Austin Brown & Wood LLP relating to

the Currency Notes Linked to the Norwegian Krone/Swiss

Franc Exchange Rate due January 4, 2005 (including

consent for inclusion of such opinion in this report and in

Merrill Lynch & Co., Inc.’s Registration Statements

relating to such Securities).

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